UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 21, 2009
SCM Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1900-B Carnegie Avenue, Santa Ana, California		92705

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 250-8888
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 21, 2009, SCM Microsystems, Inc. (“SCM”) issued a press release in which it announced that its stockholders had approved a proposal to issue shares of SCM common stock in connection with SCM’s proposed business combination with Bluehill ID AG (“Bluehill ID”), pursuant to the Business Combination Agreement between SCM and Bluehill ID dated September 20, 2009. A copy of the press release announcing the SCM stockholder approval of the proposal is filed as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit	Description

99.1	Press Release issued on December 21, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.
December 21, 2009	By:	/s/ Martin Wimmer
Martin Wimmer
Vice President, Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by SCM on December 21, 2009